                                                                    Exhibit 99.3
                                    KFX INC.
                             STOCK OPTION AGREEMENT
                             ----------------------

         THIS STOCK OPTION AGREEMENT (the "Option Agreement") is effective as of February 1, 2005 ("Grant Date") between KFx Inc., a Delaware corporation (the "Company"), and Robert I. Hanfling (the "Optionee"). The Company hereby grants to the Optionee an option (the "Option") to purchase the number of Shares set forth in the Notice of Stock Option Grant below, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), pursuant to the terms and conditions of this Option Agreement. This Option is a nonstatutory stock option.

I.       NOTICE OF STOCK OPTION GRANT.
         -----------------------------

         Total Number of Shares Granted:    400,000
                                            -------

         Exercise Price per Share:          $13.81

         Vesting Schedule:                  This Option may be exercised, in
                                            whole or in part, in accordance with
                                            the following schedule:

                                            Provided that the Board did not
                                            elect to terminate this Option on or
                                            before January 2, 2006, 20% of the
                                            Shares subject to the Option shall
                                            vest on January 3, 2006, and each
                                            additional 20% shall vest on January
                                            2, 2007, January 2, 2008, January 2,
                                            2009, and January 5, 2010,
                                            respectively, subject to the
                                            Optionee continuing to be employed
                                            by the Company on such dates.

         Term/Expiration Date:              This Option shall terminate on or
                                            before January 2, 2006 at the
                                            election of the Board in its sole
                                            discretion and for any reason or no
                                            reason. If the Board does not elect
                                            to terminate this Option on or
                                            before January 2, 2006, then this
                                            Option shall terminate at 5:00 p.m.
                                            Denver time on January 31, 2012.

II.      AGREEMENT.
         ----------

         A. DEFINITIONS. As used herein, the following definitions shall apply:

                  "Affiliate" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest, as determined by the Board.

                  "Applicable Laws" shall mean the requirements relating to the administration of stock option agreements under Federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cause" shall mean any of the following acts or omissions on the part of the Optionee: any act of dishonesty, any unauthorized or inappropriate disclosure of confidential information, negligence or misconduct, failure to perform duties to the standards required by the Company or neglect of his duties, as determined in the Board's sole and absolute discretion, any illegal act, drug, alcohol or other substance abuse, or any act or omission which has an adverse effect on the Company or any Affiliate's reputation or business operations.

                  "Change in Control" shall mean any of the following:

                  (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction),

                  (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary),

                  (iii) the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) in the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended),

                  (iv) the dissolution or liquidation of the Company, or

                  (v) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board.

The term "Change in Control" shall not include any underwritten public offering of Shares registered under the Securities Act.

                  "Common Stock" shall mean the common stock of the Company.

                  "Director" shall mean a member of the Board.

                  "Involuntary Termination" shall mean the Optionee's Termination of Employment by reason of: (i) the involuntary discharge of the Optionee by the Company for reasons other than Cause; or (ii) the voluntary resignation of the Optionee following (A) a material adverse change in his or her title, stature, authority or responsibilities with the Company, (B) a material reduction in his base salary or annual bonus opportunity, or (C) receipt of notice that his principal workplace will be relocated by more than 50 miles.

                  "Termination of Employment" shall mean ceasing to be an employee of the Company.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Shares" shall mean the shares of the Common Stock.

         B. EXERCISE OF OPTION.

                  1. VESTING/RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant above. In addition, this Option becomes exercisable in full if the Company is subject to a Change in Control before the Optionee's Termination of Employment, and the Optionee is subject to an Involuntary Termination in anticipation of or within 12 months after the Change in Control. This Option may also become exercisable in accordance with Section I below. This Option will in no event become exercisable for additional Shares, and vesting shall cease, upon a Termination of Employment for any reason.

                  2. METHOD OF EXERCISE. This Option is exercisable by delivering to the Board a fully executed "Exercise Notice" or by any other method approved by the Board. The Exercise Notice shall provide that the Optionee is electing to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Board. The Exercise Notice shall be accompanied by payment of the full aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Board of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         C. LIMITATION ON EXERCISE. The grant of this Option and the issuance of Shares upon exercise of this Option is subject to compliance with all Applicable Laws. This Option may not be exercised if the issuance of Shares upon exercise would constitute a violation of any Applicable Laws. In addition, this Option may not be exercised unless (i) a registration statement under the Securities Act is in effect at the time of exercise of this Option with respect to the Shares or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of this Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Any shares which are issued will be "restricted securities" as that term is defined in Rule 144 under the Securities Act, and will bear an appropriate restrictive legend, unless they are registered under the Securities Act. The Company is under no obligation to register the Shares issuable upon exercise of this Option.

         D. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following methods; provided, however, the payment shall be in strict compliance with all procedures established by the Board:

                  1. cash;

                  2. check or wire transfer;

                  3. subject to any conditions or limitations established by the Company, other Shares which (i) in the case of Shares acquired upon the exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or attestation and (ii) have a fair market value on the date of surrender or attestation equal to the aggregate Exercise Price;

                  4. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Board (the Optionee shall not be permitted to use this procedure if this procedure would violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended); or

                  5. any combination of the foregoing methods of payment.

         E. LEAVE OF ABSENCE. The Optionee shall not incur a Termination of Employment when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. However, the Optionee incurs a Termination of Employment when the approved leave ends, unless the Optionee immediately returns to active work.

         F. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. This Option may not be assigned, pledged or hypothecated by the Optionee whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

         G. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, above, and may be exercised during such term only in accordance with this Option Agreement.

         H. TAX OBLIGATIONS. The Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all applicable Federal, state, local, and foreign income taxes, employment tax, and any other taxes that are due as a result of the Option exercise. With the Company's consent, these arrangements may include withholding Shares that otherwise would be issued to the Optionee pursuant to the exercise of this Option. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         I. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  1. CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by this Option, and (ii) the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  2. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Option to be fully vested and exercisable until ten days prior to such transaction. To the extent it has not been previously exercised, this Option will terminate immediately prior to the consummation of such proposed transaction.

                  3. CHANGE IN CONTROL. In the event of a Change in Control prior to the Optionee's Termination of Employment, this Option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee will fully vest in and have the right to exercise the Option. In addition, if the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Board will notify the Optionee in writing or electronically that the Option will be fully vested and exercisable for a period of time determined by the Board in its sole discretion, and the Option will terminate upon the expiration of such period.

         J. AMENDMENT OF OPTION AGREEMENT. The Board may amend the Option Agreement. No amendment of the Option Agreement shall impair the rights of the Option, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         K. RESTRICTIONS ON RESALE. The Optionee agrees not to sell any Shares at a time when Applicable Law, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction shall apply as long as the Optionee is an employee of the Company and for such period of time after the Optionee's Termination of Employment, as the Board may reasonably specify.

         L. LOCK-UP AGREEMENT. The Optionee hereby agrees that in connection with any underwritten public offering of Shares made by the Company pursuant to a registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any Shares (including but not limited to Shares subject to this Option) or any rights to acquire Shares of the Company for such period of time beginning on the date of filing of such registration statement with the Securities and Exchange Commission and ending at the time as may be established by the underwriters for such public offering; provided, however, that such period of time shall end not later than 180 days from the effective date of such registration statement. The foregoing limitation shall not apply to shares registered for sale in such public offering.

         M. ENTIRE AGREEMENT; GOVERNING LAW. This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

         N. NO GUARANTEE OF CONTINUED EMPLOYMENT. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OF THE COMPANY AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OF THE COMPANY FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

                  By the Optionee's signature and the signature of the Company's representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement. The Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Option Agreement.

                  The Optionee further agrees that the Company may deliver by email all documents relating to this Option and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). The Optionee also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. The Company agrees to provide Optionee written copies of such documents, at the request of Optionee.

OPTIONEE:                                   KFx INC.


_________________________                   By _________________________________
Signature

ROBERT I. HANFLING                          Title ______________________________
------------------